UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

811-22585	45-2785066
(Commission file number)	(IRS employer identification no.)

6363 College Boulevard, Suite 100A	66211
Overland Park, KS
(Address of principal executive offices)	(Zip code)

913-981-1020
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TTP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth below in Item 8.01 of this report is incorporated herein by reference.

Item 8.01	Other Events.

On December 20, 2023, the Board of Directors of Tortoise Pipeline & Energy Fund, Inc., a nondiversified, closed-end management investment company (the “Company”), amended and restated in its entirety the bylaws of the Company (the “Third Amended and Restated Bylaws”).  The Third Amended and Restated Bylaws include a modification to clarify and add specificity to the exclusive forum provision.  The Bylaws as amended designate the Circuit Court for Baltimore City, Maryland (or if such court lacks jurisdiction, the United States District Court for the District of Maryland, Northern Division) as the sole and exclusive forum for (a) any Internal Corporate Claim (as defined in the Maryland General Corporation Law (“MGCL”)), (b) any derivative action or proceeding brought on behalf of the Company, (c) any action asserting a claim of breach of any duty owed to the Company or any of its stockholders by any director, officer, employee or agent of the Company, (d) any action asserting a claim against the Company or any director, officer, employee or agent of the Company arising pursuant to any provision of the MGCL or the charter or bylaws of the Company, or federal law, including claims under the Investment Company Act of 1940, as amended, (e) any other action asserting a claim against the Company or any director, officer, employee or other agent of the Company that is governed by the internal affairs doctrine, or (f) any other action brought by or in the right of any stockholder or person claiming interest in any shares of stock issued by the Company based on matters arising out of, or in connection with the Company’s charter, bylaws or shares of stock, including an action asserting a claim of any nature against the Company or any director, officer, employee or agent of the Company.

The above description of the amendment to the Bylaws is only a high-level summary and does not purport to be complete. Investors should refer to the Company’s Bylaws for more information. The Company’s amended Bylaws are available in the Governance section of its webpage at cef.tortoiseecofin.com.  The Third Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description
3.1	Third Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tortoise Pipeline & Energy Fund, Inc.

	By:	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date: December 20, 2023